                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 333-91727
                                                                       333-91725


                       SUPPLEMENT DATED JANUARY 24, 2002
                            TO THE PROSPECTUSES OF
            ACTIVE ASSETS INSTITUTIONAL MONEY TRUST ("INSTITUTIONAL")
                  ACTIVE ASSETS PREMIER MONEY TRUST ("PREMIER")
                             DATED AUGUST 29, 2001


THE SECTION OF THE PROSPECTUS TITLED "ELIGIBLE INVESTORS OVERVIEW" CONTAINS THE FOLLOWING NEW FINAL PARAGRAPH:


    The minimum amount required to make an initial investment in either fund is $5 million. Thereafter the value of your investment must be maintained at a minimum of $2 million. The Investment Manager, in its discretion, may waive these requirements in certain circumstances.

    --------------------------------------------------------------------------

THE TABLE IN THE SECTION OF THE PROSPECTUS TITLED "SHAREHOLDER INFORMATION--HOW ARE FUND SHARES SOLD?--INSUFFICIENT INVESTMENT AMOUNTS" IS HEREBY REPLACED BY THE FOLLOWING:


  IF YOUR INVESTMENT IS IN      AND THE VALUE OF YOUR INVESTMENT IS LESS THAN     YOUR PROCEEDS WILL BE INVESTED IN
-------------------------------------------------------------------------------------------------------------------
Active Assets Institutional    $2 million                                        Active Assets Money Trust
Money Trust

-------------------------------------------------------------------------------------------------------------------

THE SECTION OF THE PROSPECTUS TITLED "ACTIVE ASSETS PREMIER MONEY
TRUST--INVESTMENT OBJECTIVES" CONTAINS THE FOLLOWING NEW FINAL PARAGRAPHS:

    On January 24, 2002, the Board of Trustees of Premier approved the termination of the fund, and prior to the termination, the offer of an exchange for shares of Institutional for investments that are currently held in Premier. It is expected that these actions will occur on or about April 1, 2002. A letter containing further information will be mailed to investors in Premier, which will provide 35 days from the date of the mailing of the letter for investors to decide whether they would prefer to move their investment from Premier to Institutional prior to the termination of the fund or to have their holdings in Premier liquidated.

    As of the close of business on January 24, 2002, shares of Premier will no longer be offered to new investors.